SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]      Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              U.S. MICROBICS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                              U.S. MICROBICS, INC.
                             5922-B Farnsworth Court
                           Carlsbad, California 92008



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On February 4, 2000


A Special Meeting of Shareholders of U.S. Microbics, Inc., a Colorado corporation (the "Company"), will be held at the offices of the Company at 5922-B Farnsworth Court, Carlsbad, California 92008 on February 4, 2000, at 10:00 a.m., or at any adjournment or postponement thereof, for the following purposes:

1. To (i) approve a 1-for-20 reverse stock split of each class of the Company's capital stock (the "Reverse Split") and (ii) ratify all stock transfers and sales of the Company's capital stock made as if the Reverse Split had been implemented effective August 20, 1997; and

2. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on December 13, 1999 will be entitled to notice of and to vote at the special meeting or any adjournment thereof. Each of these shareholders is cordially invited to be present and vote at the special meeting in person.

                                       By Order of the Board of Directors,





                                       /s/ Robert C. Brehm
                                       -----------------------------------------
                                       ROBERT C. BREHM
                                       President

Carlsbad, California
January 3, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THIS IS IMPORTANT BECAUSE HOLDERS OF AT LEAST ONE-THIRD OF THE SHARES OF EACH CLASS OF CAPITAL STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY NOW.

                              U.S. MICROBICS, INC.
                             5922-B Farnsworth Court
                           Carlsbad, California 92008


                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On February 4, 2000



                               GENERAL INFORMATION

     Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of U.S. Microbics, Inc., a Colorado corporation (the "Company"), for use at a special meeting of the Company's shareholders (the "Shareholders") to be held at 5922-B Farnsworth Court, Carlsbad, California 92008 on February 4, 2000, at 10:00 a.m. (the "Meeting"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying form of proxy to the Shareholders is expected to commence on or about January 3, 2000.

     The shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and is received by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted "FOR" (i) the approval of the 1-for-20 reverse stock split of each class of the Company's capital stock (the "Reverse Split") and (ii) the ratification of all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997. A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Meeting and votes in person.

     Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names ("Record Holders") which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such Record Holders for their cost of forwarding the solicitation material to such beneficial owners. The Company does not intend to solicit proxies other than by mail, but any original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any of these services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to Record Holders for distribution by them to their principals and to assist the Company in collecting or soliciting proxies from such holders. The costs of these services, exclusive of out-of-pocket costs, is not expected to exceed $10,000.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only holders of shares of capital stock of record as of the close of business on December 13, 1999 (the "Record Date") are entitled to vote at the Meeting. On the Record Date, the following shares of each class of capital stock of the Company were issued and outstanding:

     *    6,038,108 shares of Common Stock, $0.0001 par value ("Common Stock");
          and
     *    81,288 shares of Preferred Stock ("Preferred Stock"), consisting of:
          *    17,091 shares of Series II Preferred Stock, $0.10 par value;
          *    13,613 shares of Series B Preferred Stock, $0.10 par value;
          *    40,884 shares of Series C Preferred Stock, $0.10 par value; and
          *    9,700 shares of Series D Preferred Stock, $0.10 par value.

The Company has operated and effected sales and transfers of its capital stock as if the Reverse Split had been implemented effective August 20, 1997. Consequently, the above share amounts and all other share amounts in this Proxy Statement reflect both:

     * the 1-for-20 reverse stock split effected on October 16, 1991 of the then outstanding shares of Common Stock, whereby the Company reduced the number of shares of Common Stock outstanding from 21,650,000 shares to 1,082,500 shares. On August 4, 1999, the District Court of the City and County of Denver, Colorado issued an order confirming the validity and effectiveness of this reverse split; and

     * the Reverse Split to be approved at the Meeting as if it were previously implemented and currently in effect.

Each share of Common Stock and Preferred Stock is entitled to one vote to approve the Reverse Split as to such class of capital stock. Holders of shares of Preferred Stock shall vote together as a single class.

     The presence, in person or by proxy duly authorized, of the holders of one-third of the shares of Common Stock and one-third of the shares of Preferred Stock of the Company will constitute a quorum for such shares of each class of capital stock of the Company for the transaction of business at the Meeting and any continuation or adjournment thereof. With respect to shares of Common Stock, broker non-votes (i.e., shares of Common Stock held by a broker or nominee that are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular purpose) will be counted in determining whether a quorum of holders of Common Stock is present at the Meeting. The proposal submitted to the Company's shareholders to approve the Reverse Split and ratify all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997 requires the affirmative vote of a majority of the shares of each class of capital stock present in person or represented by proxy at the Meeting and entitled to vote. In determining whether the foregoing proposal has been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

         Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy,
(ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting or (iii) attendance at the Meeting and voting in person.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of December 22, 1999 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Chief Executive Officer and the four (4) most highly compensated executive officers who earned in excess of $100,000 for all services in all capacities (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable community property laws, and, unless otherwise stated, their address is 5922-B Farnsworth Court, Carlsbad, California 92008.


 Name and Address of Beneficial Owner            Amount(1)          Percent
----------------------------------------------------------------------------

Robert C. Brehm                                 3,233,612 (2)        42.49%
President, Chief Executive Officer
and Chairman of the Board

Mery C. Robinson                                3,175,000 (3)        39.76%
Chief Operating Officer, Secretary
and Director

Stephen Hopkins                                   800,000(4)         11.70%
Director

Roger K. Knight                                   634,575(5)         10.25%
Director

Conrad Nagel                                      262,452(6)          4.17%
Chief Financial Officer

Robert Key                                        65,000(7)           1.07%
Director
All Officers and Directors                       8,170,639(8)        75.43%
As a group (6 persons)

Other 5% Shareholders:

Scott Sabins                                      666,667(9)          9.95%
514 Avenida La Costa
San Clemente, CA 92672

John Feighner                                    500,000(10)          7.65%
P.O. Box 1875
Rancho Santa Fe, CA 92067

-------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of December 22, 1999, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person.

(2) Includes: (i) 250,000 shares of Common Stock owned by Robert C. Brehm Consulting, Inc., of which Robert C. Brehm is the President; (ii) 1,000 shares of Series D Preferred Stock convertible into 100,000 shares of Common Stock upon approval of the Board of Directors; and (iii) 1,475,000 shares of Common Stock issuable under stock options exercisable within 60 days of December 22, 1999.

(3) Includes: (i) 6,000 shares of Series D Preferred Stock convertible into 600,000 shares of Common Stock; and (ii) 200,000 shares of Common Stock issuable under stock options exercisable within 60 days of December 22, 1999.

(4) Includes: (i) 6,000 shares of Series C Preferred Stock convertible into 600,000 shares of Common Stock; and (ii) 200,000 shares of Common Stock issuable under stock options exercisable within 60 days December 22, 1999.

(5) Includes: (i) 665 shares of Series B Preferred Stock convertible into 3,325 shares of Common Stock; (ii) 1,250 shares of Common Stock owned by First Venture Group Inc., an affiliated company of Roger K. Knight; and (iii) 150,000 shares of Common Stock 60 days of December 22, 1999.

(6) Includes (i) 190 shares of Series II Preferred Stock convertible into 1,900 shares of Common Stock; (ii) 214 shares of Series B Preferred Stock convertible into 1,070 shares of Common Stock owned by Kathrina B. Nagel, wife of of Conrad Nagel; (iii) 1,000 shares of Series D Preferred Stock convertible into 100,000 shares of Common Stock; (iv) 1,500 shares of Common Stock owned by Kathrina B. Nagel; and (v) and 150,000 shares of Common Stock issuable under stock options exercisable within 60 days of December 22, 1999.

(7) Consists of 650 shares of Series C Preferred Stock convertible into 65,000 shares of Common Stock.

(8) Includes 4,796,295 shares issuable under stock options, warrants or convertible securities held by directors and executive officers exercisable or convertible within 60 days of December 22, 1999.

(9) Consists of (i) 5,000 shares of Series C Preferred Stock convertible into 500,000 shares of Common Stock and (ii) 166,667 shares of Common Stock issuable under stock options exercisable within 60 days of December 22, 1999.

(10) Consists of 5,000 shares of Series C Preferred Stock convertible into 500,000 shares of Common Stock.

                                  PROPOSAL ONE

                   SHAREHOLDER APPROVAL OF A 1-FOR-20 REVERSE
       STOCK SPLIT AND RATIFICATION OF ALL STOCK TRANSFERS AND SALES AS IF
                THE REVERSE SPLIT HAD BEEN IMPLEMENTED EFFECTIVE
                                 AUGUST 20, 1997
                           (Item 1 on the Proxy Card)



     The Company's Board of Directors (the "Board") recommends for shareholder approval a 1-for-20 reverse stock split of the Common Stock and the Preferred Stock of the Company (the "Reverse Split") and ratification of all stock transfers and sales of the Company's capital stock made as if the Reverse Split had been implemented effective August 20, 1997.

     On July 21, 1997, the Board approved a 1-for-20 reverse stock split of each class and series of capital stock of the Company. This reverse stock split, however, is not effective under Colorado law because:

     * The Company did not obtain shareholder approval to effect the reverse stock split, as required by an amendment to the Colorado Business Corporation Act on June 1, 1996; and

     * The filing submitted to the Colorado Secretary of State to effect the Reverse Split was defective because the required filing did not attach a copy of board resolutions authorizing the Reverse Split in accordance with Colorado law.

     Notwithstanding the foregoing, the Company has not obtained shareholder approval of the Reverse Split and has operated as if the Reverse Split was effective since August 20, 1997. On December 13, 1999, the Board:

     * approved the Reverse Split, including the filing of Articles of Amendment to the Company's Articles of Incorporation to effect the Reverse Split (the "Articles of Amendment");

     * ratified all stock transfers and sales of the Company's capital stock made as if the Reverse Split had been implemented effective August 20, 1997; and

     * reserved the right to condition the effectiveness of the Reverse Split upon the approval of the 1-for-20 reverse stock split by each class of the Company's capital stock. Accordingly, if shareholders in one class of shares of capital stock do not approve the Reverse Split with respect to such class, then the Board may determine that none of the shares of capital stock of either class will be subject to the Reverse Split.

The Articles of Amendment provides that, among other things, all shares of capital stock reacquired by the Company pursuant to the Reverse Split will be cancelled and restored to the status of authorized but unissued shares.

     The Board believes that it is in the best interests of the Company and its shareholders to approve the Reverse Split and ratify all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997 at the Meeting to, among other things, resolve outstanding issues relating to the capital structure of the Company and all stock transfers and sales of the Company's capital stock effected on and after August 20, 1997.

Description and Effect of Reverse Split

     The proportional voting power and other rights, preferences and privileges of each holder of the Company's capital stock will remain unchanged whether or not the shareholders approve the Reverse Split. For example, a holder of 2% of the issued and outstanding shares of Common Stock will continue to hold 2% of the issued and outstanding shares of Common Stock after the Meeting whether or not the Reverse Split is approved. The number of shareholders of record will not be affected by the Reverse Split.

         The Common Stock currently is registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). As a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not effect the registration of the Common Stock under the Exchange Act. Because the Company has been operating as if the Reverse Split had been implemented effective August 20, 1997, the Company does not anticipate that approval of the Reverse Split at the Meeting will affect significantly the market price per share of Common Stock.

     If the shareholders approve the Reverse Split and ratify all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997, then the Company will file the Articles of Amendment with the Colorado Secretary of State (the "Colorado Secretary"). The Reverse Split will be deemed effective upon acceptance of the Articles of Amendment by the Colorado Secretary.

Consequences if the Shareholders Do Not Approve the Reverse Split

     Effect on Market Price of Common Stock

     The Company's Common Stock currently is traded on the OTC Bulletin Board, an electronic quotation service that attempts to match buyers and sellers of eligible over-the-counter (OTC) securities. On December 22, 1999, the bid and ask prices of the Company's Common Stock as reported on the OTC Bulletin Board were $2.50 and $2.75 respectively. If the shareholders do not approve the Reverse Split, then the market price of the Company's Common Stock may decrease substantially because the Company has operated as if the Reverse Split was implemented effective August 20, 1997 and non-approval of the Reverse Split will cause each share of Common Stock to be split into twenty shares of Common Stock.

Accordingly, the resulting market price per share of Common Stock could fall to an amount equal to or less than one-twentieth of the current market price per share. A significant decrease in the market price per share of Common Stock could affect negatively the Company's ability to raise capital. Accordingly, the failure of the shareholders to approve the Reverse Split could have a material and adverse effect on the Company's business, financial condition and results of operations.

     Effect on Trading of Common Stock

     The failure of the shareholders to approve the Reverse Split and ratify all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997 at the Meeting could affect negatively the trading of the Common Stock on the OTC Bulletin Board by institutional investors, broker-dealers and individuals, which could have a material and adverse effect on the Company's business, financial condition and results of operations.

     For example, the failure of the shareholders to approve the Reverse Split and ratify all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997 could affect significantly the willingness of shareholders, including institutional investors, broker-dealers and individual investors, to engage in the trading of shares of Common Stock on the OTC Bulletin Board because of the uncertainty of the value and the number of shares of the Company's capital stock that will be deemed to be issued and outstanding. This uncertainty could result in, among other things, the temporary suspension of trading activity of the Company's Common Stock on the OTC Bulletin Board. If the Reverse Split is not approved and all stock transfers and sales made in reliance upon the Reverse Split are not ratified at the Meeting, then the Company may be required to, among other things:

     * adjust the capital structure of the Company to account for the prior failure of the Company to effect the proper 1-for-20 reverse split in 1997 under Colorado law; and/or

     * seek other equitable measures to approve the Reverse Split and ratify all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997.

Either event could cause uncertainty as to the number of shares and market price per share of each class of the Company's capital stock, which could have a material and adverse effect on the Company's business, financial condition and results of operations.

     Administrative Expenses

     If the shareholders do not approve the Reverse Split and all stock transfers and sales made in reliance upon the Reverse Split, then the Company will be required to account for and remedy, as appropriate, all previous transactions in which the Company operated as if the Reverse Split was effected on August 20, 1997. If the Company is required to address and adjust, as necessary, the terms and conditions relating to these past transactions, then the Company likely would entail significant administrative expenses for the Company which would have a material and adverse effect on its business, financial condition and results of operations.

     Certain Federal Income Tax Consequences Of The Reverse Split

     The following discussion describes certain material federal income tax considerations relating to the Reverse Split. This discussion is based upon the Internal Revenue Code of 1986, as amended, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service with respect to the matters discussed herein has been or will be requested, and there is no assurance that the Internal Revenue Service would agree with the conclusions described in this discussion.

     This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     Shareholders are urged to consult their tax advisers as to the particular tax consequences resulting from the Reverse Split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.

     The Company will not recognize any gain or loss as a result of the Reverse Split. No gain or loss will be recognized by a shareholder that approves the Reverse Split. Shareholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Split should consult their own tax advisors to determine their basis in the Common Stock.


Vote Required and Board Recommendation

     Approval of the Reverse Split and ratification of all stock transfers and sales made as if the Reverse Split had been implemented effective August 20, 1997 require the affirmative vote of a majority of the shares of each class be present in person or represented by proxy at the Meeting and entitled to be voted for it. Abstentions and broker non-votes are not counted as votes for or against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE REVERSE SPLIT AND RATIFICATION OF ALL STOCK TRANSFERS AND SALES OF THE COMPANY'S CAPITAL STOCK MADE AS IF THE REVERSE SPLIT HAD BEEN IMPLEMENTED EFFECTIVE AUGUST 20, 1997.

                                 OTHER BUSINESS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters are properly brought before the Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares that they represent in accordance with their judgment.

     Each shareholder is urged to complete, date, sign and promptly return the enclosed proxy card.


                                            By Order of the Board



                                          /s/ Robert C. Brehm
                                          --------------------------------------
                                          ROBERT C. BREHM
                                          President

                                          Carlsbad, California

                              U.S. MICROBICS, INC.
                             5922-B Farnsworth Court
                           Carlsbad, California 92008

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.


     The undersigned hereby constitutes and appoints Robert C. Brehm and Conrad Nagel, and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of U.S. Microbics, Inc., a Colorado corporation (the "Company") to be held at the offices of the Company at 5922-B Farnsworth Court, Carlsbad, California 92008, on February 4, 2000, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE 1-FOR-20 REVERSE STOCK SPLIT OF EACH CLASS OF CAPITAL STOCK OF THE COMPANY AND RATIFICATION OF ALL STOCK TRANSFERS AND SALES OF THE COMPANY'S CAPITAL STOCK MADE AS IF THE REVERSE SPLIT HAD BEEN IMPLEMENTED EFFECTIVE AUGUST 20, 1997 AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                           (Continued on reverse side)

BACK OF CARD


     1. Approval of a 1-for-20 reverse stock split of each class of capital stock of the Company (the "Reverse Split") and ratification of all stock transfers and sales of the Company's capital stock made as if the Reverse Split had been implemented effective August 20, 1997.

            Vote For ____       Vote Against ____       Abstain ____

and to vote on such other business as may properly come before the meeting.

                                            Dated:               , 2000

                                            Description  of Class or  Series  of
                                            Capital    Stock   voted   upon   by
                                            Shareholder(s):


                                            Signature of Shareholder(s)


                                            Signature of Shareholder(s)

                                            Please sign  exactly as name appears
                                            hereon.  When  shares  are  held  by
                                            joint  tenants,  both  should  sign.
                                            When signing as attorney,  executor,
                                            administrator,  trustee or guardian,
                                            please give full title as such. If a
                                            corporation,  please  sign  in  full
                                            corporate name by president or other
                                            authorized     officer.     If     a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.

                              THANK YOU FOR VOTING.